Investor Day

Welcome

Investors' Day | Agenda

Agenda

Topic	Presenter/Moderator
Welcome; Logistics; Agenda	Raj Denhoy
Corporate Overview	Peter Caldini
Motiva® USA Business Updates	Jeff Ehrhardt
US Breast Aesthetic - Panel	Ben Newcott
Breast Reconstruction Opportunity in the USA	Jeff Ehrhardt
US Breast Reconstruction - Panel	Ben Newcott
Innovation Pipeline	Roberto de Mezerville
GLP-1s and Plastic Surgery	Juan José Chacón-Quirós
Unlocking New Markets - Panel	Juan José Chacón-Quirós
Management Q&A

Forward Looking Statements and Other Legal Matters This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Any statements that refer to projections of our future financial or operating performance, anticipated trends in our business, product development and commercialization in various geographies, timing and anticipated success of regulatory approvals, competitive position, potential growth opportunities and prospects, strategic plans or objectives, market penetration and size, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results or market performance are forward-looking statements. You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “targets,” “projects,” “contemplates,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “intends to,” “would,” “should,” “seek,” “will,” “may,” “goal,” “predicts,” “potential” or “continue” or other similar or converse expressions in this presentation. These statements involve known and unknown risks, uncertainties and other important factors that may cause Establishment Labs’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We caution investors that any forward-looking statements presented in writing or verbally in this presentation are based upon current expectations and information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. Actual outcomes will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors including those set forth in filings made by the company with the Securities and Exchange Commission. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All information contained in this document is owned by, and is the proprietary information of, Establishment Labs and may not be used, captured, published, reproduced, disseminated or stored without the express written consent of Establishment Labs, including, but without limitation, for the creation, manufacture, reverse engineering, development or derivation of any medical devices or other products or any business plan or any business development initiatives. Transfer of any information or data contained in this document by any means to any person without the express written consent of Establishment Labs is strictly prohibited. The trademarks included herein are the property of Establishment Labs or their respective third party owners and are used for reference purposes only. ©2025 Establishment Labs. Certain information contained in this presentation and statements made verbally during this presentation may relate to or be based on studies, publications, surveys and other data obtained from third-party sources and Establishment Labs’ own internal estimates and research. While Establishment Labs believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Establishment Labs believes its internal research is reliable, such research has not been verified by any independent third party. This presentation is not an offer to sell securities of Establishment Labs and it is not soliciting offers to buy securities of Establishment Labs in any jurisdiction where the offer or sale is not permitted.

Global Business Update Peter Caldini 01 Motiva US Business UpdateInvestors’ Day

90+ Establishment Labs® devices are approved COUNTRIES 4M+ Motiva® devices* in the market worldwide since 2010 DEVICES 210+ Applications approved/pending in over 20 jurisdictions PATENTS 140+ Science-based research PUBLICATIONS 20 Years of Global Innovation Global Business UpdateInvestors’ Day

Investors' Day | Global Business Update

Our Portfolio

Reconstruction	Traditional Breast Augmentation			Breast Tissue Preservation	
Motiva Flora®	Motiva®		JOY.(dot)®	Preservé™	Mia®
					
Motiva Flora® Tissue Expander	**Motiva® Round**	**Ergonomix®**	**Ergonomix2®**	**Ergonomix® Ergonomix2®**	**Ergonomix2® Diamond**
SmoothSilk® Non-Magnetic Infusion Port TrueFixation® System	SmoothSilk® ProgressiveGel® Plus TrueMonobloc® BlueSeal®	SmoothSilk® ProgressiveGel® Ultima® TrueMonobloc® BlueSeal®	SmoothSilk® ProgressiveGel® Ultima® TrueMonobloc+® BlueSeal+® Motiva SuperSilicones® Woman's Choice Program®	SmoothSilk® ProgressiveGel® Ultima® TrueMonobloc+® BlueSeal+® Motiva SuperSilicones® Woman's Choice Program®	SmoothSilk® ProgressiveGel® Ultima® TrueMonobloc+® BlueSeal+® Motiva SuperSilicones® Woman's Choice Program®

Primary Augmentation (N=451) 2-year (95% CI) 3-year (95% CI) 4-year 95% CI 5-year 95% CI Capsular contracture (Baker Grade III/IV) 0.5% (N=2) 0.5% (N=2) 0.5% (N=2) 0.5% (N=2) Rupture, suspected or confirmed 0.6% (N=1) 0.6% (N=1) 0.6% (N=1) 0.6% (N=1) Breast pain 0.7% 0.7% 0.9% 1.2% Infection 0.9% 0.9% 0.9% 0.9% Implant removal, with or without replacement 1.6% 1.6% 1.8% 3.1% Any reoperation1 5.9% 6.6% 6.8% 8.8% Any complication2 8.4% 8.8% 9.6% 12.0% 5-year data is preliminary and does not reflect the final study results. Motiva® U.S. IDE Study 1. Any surgery on the breast or chest area, device or non-device related, including size change 2. Any device or non-device related event, including reoperation Global Business UpdateInvestors’ Day

Motiva® implants sold in 90+ countries Direct Distribution Near-term Opportunities Global Sales Footprint Investors’ Day Global Business Update

2025 Corporate Priorities Budget & Cash Management Revenue Target Efficiencies Identification Preservé Mia® Scaling up GEM® PMA Supplements New Technology Global Business UpdateInvestors’ Day US Launch InnovationDriving efficiencies & Profitability Minimally Invasive

Investors' Day | Global Business Update

2025

- **2025 revenue guidance: $205 to $210m**
  - *US to meaningfully exceed $35m*
    - *Including approx. $9.5m to $10m in 2Q*
  - *Mid-single digit growth outside the US*
  - *Underlying demand remains stable*
- **Preservé™ Launch** in EMEA and LATAM
  - *Strong initial demand*
- **Gross margins expected to trend higher**
  - *+200-300bp, driven by the US*
- **Continue to drive efficiencies in OPEX**
  - *Reduced OUS & Corp expense by ~30% from 2023; Investing in US commercial operations*
  - *Leveraging stable OPEX in outer quarters*
- **Expect to turn EBITDA positive in 2025**

Beyond 2025

- Expect to grow at 20%+ for at least the next three years
- Continued focus on efficiency and healthy growth
- Expected to achieve cash flow positive in 2026
- On a clear path to become the global leader in breast aesthetics and reconstruction
- Leading a transformation in minimally invasive

Motiva® US Business Update 02 Motiva® US Business UpdateInvestors’ Day Jeff Ehrhardt

Key Priorities for the U.S. for 2025 Staff U.S. Organization with best in class, Plastic Surgery experienced talent • 42 Sales Representative, 4 Region Managers, 3 Strategic Acct. Mgrs., 1 NSD. • Customer Service & Support Team 01 Build out seamless, easy to navigate customer ordering platform and overall operating system 02 Build sufficient inventory and place permanent consignments in 200 targeted accounts • >100 Placed YTD 03 Focus Execution on Surgeon Training & Engagement and driving overall brand awareness 04 Achieves $35M+ revenue in 2025 05 • >1000 Surgeons have opened accounts • 5 billion+ Motiva impressions • Q1 $6.2M • Q2 ~$9.5M to 10.0M • Expecting to meaningfully exceed $35M Investors’ Day Motiva® US Business Update • >75% of orders via Motiva Portal • <25% via live agent

8 Sulàyöm Events In Costa Rica (120+ Surgeons) 8 Surgeon Lead Masterclasses (50+ Surgeons) Surgeon Training Investors’ Day Driving Surgeon Training and Engagement Motiva® US Business Update

Advisory Boards Driving Surgeon Training and Engagement Surgeon Engagement Sponsored Speaker Events All National & Regional Society Meetings • RASAPS • The Aesthetic Meeting • MiB Boards • ABAM • OCSPS • Atlanta Breast Symposium • The Aesthetic Meeting • PSTM Investors’ Day Motiva® US Business Update • The Aesthetic Society • ASPS • SESPERS • Atlanta Breast Symposium • ABAM • Mountain West Society • Northwest Society • RASAPS • SAPS • MiB • Breast Surgery & World Consensus • All State and Local

“Everyone” is talking about Motiva® on social @Motiva_USA 6,471+ 34,118+ 31,284,065+ Followers Interactions Impressions 750+ Organic Surgeon Posts 24 Motiva® Monday Emails 1,528 Social Post Downloads Investors’ Day Motiva® US Business Update

Influencer Program Patients are sharing their journey @_leslieperez 72.6K Followers Houston, TX @iamstephmurray 33.1K Followers Jacksonville, FL @daphnemarquez_ 114K Followers Houston, TX @ericapowell 19.8K Followers Ponte Vedra, FL @Mary_a_b 141K Followers Austin, TX @alexiusmariee 24.4k Followers Pfuglerville, TX Motiva US Business UpdateInvestors’ Day User Generated Content

Motiva®’s first A-list celebrity influencer MEGHAN TRAINOR is a grammy award winning A- list singer songwriter and television personality, most notable for her debut single "All About That Bass”. Meghan has sold millions of albums worldwide and has over 18M social media followers. Meghan announced on her podcast in late November 2024 that she was ready for a breast augmentation. She shared that she’s been considering the procedure since the age of 16 and was finally ready after breastfeeding and losing weight. Motiva US Business UpdateInvestors’ Day

Meghan’s Motiva® journey made headlines 90 Meghan X Motiva Mentions Impressions4.8 Billion 1.7M Video views Motiva US Business UpdateInvestors’ Day

Meghan Trainor Campaign Success Metrics 3,427+ Leads from Meghan Trainor’s landing page MT Campaign patients got surgery with Motiva® Implants700 + Motiva US Business UpdateInvestors’ Day

Driving Awareness 40% Increase in Motiva® Branded Searches Active Website Visitors130,000 Motiva US Business UpdateInvestors’ Day

Patients are looking for a Motiva® surgeon Patient Leads >5,000 Actions on Motiva Surgeon Locator >120,000 Motiva US Business UpdateInvestors’ Day

>1000 Surgeons Offer Motiva® : Patients have ready access to Motiva® Motiva US Business UpdateInvestors’ Day

Monthly Order Trends Steadily Increasing 0 30 60 90 120 150 OCT NOV DEC JAN FEB MAR APR A vg o rd er s pe r d ay Hospital accounts ordering Flora 700+ 60+ Aesthetic Accounts ordering Motiva Investors’ Day Motiva US Business Update

COMPANY CONFIDENTIAL. INTERNAL USE ONLY. DO NOT DISTRIBUTE. Investors’ Day Motiva US Business Update Extension of additional sizes Breast Tissue Preservation Current Portfolio Breast Reconstruction Beyond Ergonomix2® Platform & Mia Femtech Cycle of Innovation 2025+ Minimally Invasive Tools filed with FDA early June Early experience to begin 3Q25 US launch expected in 1H26 Supplement filed with FDA early June Reconstruction indication filing with FDA expected by end of 2025

Investors’ Day US Breast Aesthetics Panel 03 US Breast Augmentation Panel Ben Newcott Panelists Mark Epstein, M.D Anna Steve, M.D Troy Pittman, M.D.

Engineering Beautiful Durable Results with Motiva Implants My 7 Year Investigator Experience Center for Aesthetic Surgery Hauppauge, NYMark D. Epstein, MD, FACS Mark D. Epstein, MD, FACSInvestors’ Day

• Epstein Breast Retractors – ASSI (Royalties) • Epstein Breast Implant Retractor - Black and Black surgical • Vectra advisory board - Canfield Clinical Systems • Principal investigator - Motiva® US Clinical Breast Implant Trial • Stockholder – Establishment Labs® • Allergan- Consultant and speaker Relevant Disclosures Investors’ Day Mark D. Epstein, MD, FACS

Studied Biomedical/Electrical Engineering & Computer Science – Northwestern University About Me Board Certified – American Board of Plastic Surgery and American Board of Surgery 31 years of clinical practice Performed thousands of breast augmentation Employ both 2D and 3D imaging in my breast practice Performing One Day Recovery Breast Augmentation for 21 years Investors’ Day Mark D. Epstein, MD, FACS

Clinics of Plastic Surgery 42: 437 – 450, October 2015 Investors’ Day Mark D. Epstein, MD, FACS

How Did I Get Involved • 2017 – Invitation to become a principal investigator • Deep dive into the technology •SmoothSilk® •TrueMonobloc® technology• Novel approach to silicone rheology •QiD® Investors’ Day Mark D. Epstein, MD, FACS

Initial Observations Patients wanted the “little blue implant” Almost all new patients wanted to be in the study No issues with device usage and placement 100% of patients loved the way their breasts looked and felt Investors’ Day Mark D. Epstein, MD, FACS

Current Observations at Seven Years Follow Up Results are EXTREMELY stable Breasts feel more natural than with any other device 99% of patients thrilled with their results No patient has asked to have a competitive device placed Device related complications extremely low Investors’ Day Mark D. Epstein, MD, FACS

Sustaining Innovation – Motiva® technology - superior as compared to competitive devices New Market Disruption – Created two new markets utilizing minimally invasive technology •Small volume breast augmentation (Mia®) •Larger volume breast augmentation (Preserve ) Investors’ Day Motiva®: Disruption of the Market Mark D. Epstein, MD, FACS

Subpectoral breast augmentation Prepectoral breast augmentation •The “New Gold Standard” •Gold Standard > 30 years Investors’ Day Motiva®: Major Paradigm Shift Mark D. Epstein, MD, FACS

Motiva®: Advantages of Prepectoral Breast Augmentation Concern for the transition from chest wall to upper breast is no longer a concern with Motiva implants Can now perform this surgery in women with very thin tissue No animation deformities Can create narrower cleavage Faster recovery? 01 02 03 04 05 Investors’ Day Mark D. Epstein, MD, FACS

Case Studies Investors’ Day Mark D. Epstein, MD, FACS

Patient WS • 26 YO, 146 LBS • Primary Augmentation • Dual Plane I • Motiva® Ergonomix® ERSD R: 340 cc, L: 340 cc 6 Year Post-Op4 Month Post-Op1 Month Post-OpPre-0p 5/14/2018 6/4/2018 9/25/2018 6/17/2024 Investors’ Day Mark D. Epstein, MD, FACS 7 Year Post-Op 6/5/2025

Patient EJ • 40 YO, 118 LBS • Primary Augmentation • Dual Plane II • Motiva® Ergonomix® ERSD R: 230 cc, L: 230 cc 6 Year Post-Op4 Month Post-Op1 Month Post-OpPre-0p 7/2/2018 8/13/2018 10/29/2018 8/12/2024 Investors’ Day Mark D. Epstein, MD, FACS 7 Year Post-Op 5/29/2025

Patient FL • 34 YO, 122 LBS • Primary Augmentation • Dual Plane II • Motiva® Ergonomix® ERSD R: 265 cc, L: 265 cc 6 Year Post-Op4 Month Post-Op 10/8/2018 10/26/2018 2/25/2019 10/11/2024 Pre-0p 1 Month Post-Op Investors’ Day Mark D. Epstein, MD, FACS

Patient GD • 40 YO, 140 LBS • Primary Augmentation • Dual Plane I/II • Motiva® Ergonomix® ERSD R: 285 cc, L: 245 cc 6 Year Post-Op 10/10/2018 11/6/2018 2/18/2019 10/10/2024 4 Month Post-Op1 Month Post-OpPre-0p Investors’ Day Mark D. Epstein, MD, FACS

Patient HL • 39 YO, 135 LBS • Primary Augmentation • Dual Plane II • Motiva® Ergonomix® ERSD R: 285 cc, L: 285 cc 9/20/2018 10/18/2018 1/25/2019 9/29/2024 4 Month Post-Op1 Month Post-OpPre-0p 6 Year Post-Op Investors’ Day Mark D. Epstein, MD, FACS

Patient VC • 39 YO, 116 LBS • Primary Augmentation • Dual Plane III • Motiva® Ergonomix® ERSD R: 320 cc, L: 320 cc 12/3/2018 1/7/2019 4/15/2019 1/16/2025 6 Year Post-Op4 Month Post-Op1 Month Post-OpPre-0p Investors’ Day Mark D. Epstein, MD, FACS

Patient JK • 35YO • Primary Augmentation • Dual Plane I • Motiva® Ergonomix® ERSD R: 425 cc, L: 425 cc 6/24/2019 6/272019 10/28/2019 6/12/2023 4 Year Post-Op4 Month Post-Op3 Day Post-OpPre-0p Investors’ Day Mark D. Epstein, MD, FACS 6/92025 6 Year Post-Op

Patient AC • 40YO • Primary Augmentation • Dual Plane II • Motiva® Ergonomix® ERSD R: 265 cc, L: 265 cc 6/11/2018 7/302018 10/29/2018 8/8/2022 4 Year Post-Op4 Month Post-Op1 Month Post-OpPre-0p Investors’ Day Mark D. Epstein, MD, FACS 6/92025 7 Year Post-Op

Thank you mepstein@epsteinplasticsurgery.com 631 987 5001 Center for Aesthetic Surgery Hauppauge, NYMark D. Epstein, MD, FACS Investors’ Day Mark D. Epstein, MD, FACS

The New Era of Breast Aesthetics The Park Avenue Look and Experience Women Expect in my Practice Neinstein Plastic Surgery New York, New York Bigger isn't always better Anna Steve, MDInvestors’ Day Anna Steve, MD

Investors’ Day Anna Steve, MD

7% 93% Other Brand Motiva® (155) (12) Patient Preference for Implant Brands Investors’ Day Anna Steve, MD

Both patients here were only candidates for over the muscle implants because of Motiva® Investors’ Day Anna Steve, MD

Patient Testimonial Motiva® over the Muscle Other Brand Under the Muscle Preop Days after 6 months Investors’ Day Anna Steve, MD

Thank you Neinstein Plastic Surgery New York, New York Anna Steve, MD Investors’ Day Anna Steve, MD

The Quest for the Perfect Breast: Dogma, Devices and Drama New York, New York Washington, DC Troy Pittman, MD FACS Troy Pittman, MD FACSInvestors’ Day

Dr. Scott Spear Investors’ Day Troy Pittman, MD FACS

2014 Pre-Pectoral Reconstruction •Gamechanger in breast reconstruction •Does not disrupt the pectoralis • Implant anatomically replaces breast tissue •Faster post-op recovery / less pain •No animation deformity •Long term rippling? •Long term CC? •Requires ADM with strength yet compliance Investors’ Day Troy Pittman, MD FACS

Evolution Breast Augmentation Investors’ Day Troy Pittman, MD FACS

The FDA and Implants A Two-Part Mini Drama Investors’ Day Troy Pittman, MD FACS

Act I 1962 Cronin and Gerow begin the modern age of silicone breast implants 1976 Congress passed the Medical Device Amendment to The Food, Drug and Cosmetic Act, which empowered the FDA to regulate medical devices 1988 FDA classified Breast Implants as Class III devices, subject to stringent safety and effectiveness controls 1990 1991 FDA published a final 515(b) regulation requiring manufacturers to submit premarket approval applications (PMAs) for silicone-filled implants within 90 days Investors’ Day Troy Pittman, MD FACS

1992-2006 FDA Moratorium Investors’ Day Troy Pittman, MD FACS

CaseInvestors’ Day Act II – The Rising Storm 1997 • Keech and Creech report on BIA-ALCL 2011 • FDA alert 2016 • BIA-ALCL recognized by WHO 2019 • FDA hosts General and Plastic Surgery Devices Panel of the Medical Devices Advisory Committee Meeting • FDA orders a class I voluntary recall of all Allergan textured devices from the market. • Further fuels concern from patient advocacy groups, lobbyists, online chatter, etc. Investors’ Day Troy Pittman, MD FACS

Motiva® and The Tissue Preservation Revolution • Gamechanger in breast reconstruction augmentation • Does not disrupt the pectoralis • Implant anatomically replaces breast tissue • Faster post-op recovery / less pain • No animation deformity • Long term rippling? • Long term CC? • Requires ADM with strength yet compliance Investors’ Day Troy Pittman, MD FACS

Amimation Deformity Investors’ Day Troy Pittman, MD FACS

Preservation Breast Augmentation Investors’ Day Troy Pittman, MD FACS

Preservation Breast Augmentation Investors’ Day Troy Pittman, MD FACS

Investors’ Day US Breast Augmentation Q&A 04 Ben Newcott Panelists Mark Epstein, M.D Anna Steve, M.D Troy Pittman, M.D.

Breast Reconstruction Opportunity in the USA Jeff Ehrhardt Investors’ Day Breast Reconstruction Opportunity in the USA 05

Investors' Day | Breast Reconstruction Opportunity in the USA

Reconstruction represents significant opportunity

Device-Based Reconstruction Market

- >100K procedures per year, with steady procedural growth ~2%
- ~25% of total breast procedures
- ~50% of total breast revenue
- Mainly hospital based with legally mandated insurance coverage and strong reimbursement

Per Case Revenue can be as high as 3X of Augmentation

- 85% of Device-Based Recons include Tissue Expanders plus Implants
- Reconstruction Implant ASPs tend to be 25-30% higher than Augmentation Implants
- Tissue expander ASPs can be nearly double than Augmentation Implants

• Recently Published: Lower infection and device explantation demonstrated with Motiva Flora® at MD Anderson Cancer • Motiva Flora® has been approved and used in more than 60 institutions with more than > 100 pending Motiva® Implants and Motiva Flora® Tissue Expanders are well- differentiated Motiva Flora® Updates • Both are the only devices with SmoothSilk® surface technology for strong but pliable capsules • Motiva Flora® is the Only MRI Conditional Expander in the market, allowing: • Imaging during expansion process • More targeted treatment (radiation) protocols • 100% fill TrueMonobloc® implant is ideal for reconstruction patient where the main concerns are implant palpability and capsular contracture Investors’ Day Breast Reconstruction Opportunity in the USA Reconstruction represents significant opportunity

Investors’ Day Investors’ Day US Breast Reconstruction Panel 06 Ben Newcott Panelists Dennis Hammond, M.D. Nolan Karp, M.D.

The Motiva® Flora Tissue Expander Using Technology to Enhance Implant Based Breast Recon Partners in Plastic Surgery Grand Rapids, MichiganDennis C. Hammond, MD Investors’ Day Dennis C. Hammond, MD

• Anatomic shape • Shoulders resist rotation • Integrated valve, skirt • Fixation tabs • Orientation stripe • Low inflammatory surface • Soft feel • MRI compatible Design Breast Reconstruction Motiva Flora® Tissue Expander Investors’ Day Dennis C. Hammond, MD

Magnet-free Integrated Port Injection Dome RFID Coil Needle Stop Port Locator Investors’ Day Dennis C. Hammond, MD Design Breast Reconstruction

• Reader • Antenna • Emits Radio Waves • Air Wound Coil • Passive RFID Tag • Powered by the Reader Investors’ Day Dennis C. Hammond, MD Design Breast Reconstruction

https://radformation.com/blog/ezfluence-automates- planning-for-patients-with-aeroform-tissue-expander/ https://ro- journal.biomedcentral.com/articles/10.1186/s13014-020- 01501-x Investors’ Day Dennis C. Hammond, MD Rx Planning Breast Reconstruction Motiva Flora® Tissue Expander

Experimental set up to evaluate artifacts at 3T. T1- Weighted Spin Echo Pulse sequence, long and short axis. Source: Shellock Inc. Evaluation of Magnetic Field Interactions, Heating, and Artifacts for the Motiva Flora Tissue Expander. February 2019 Investors’ Day Dennis C. Hammond, MD MRI Breast Reconstruction Motiva Flora® Tissue Expander

Investors’ Day Dennis C. Hammond, MD MRI Breast Reconstruction

Investors' Day | Dennis C. Hammond, MD

Clinical Outcomes - Reconstruction

559 patients

867 tissue expanders

103 patients

161 tissue expanders

4.7 months mean follow-up

456

706 tissue expanders

4.9 months mean follow-up

This retrospective, single center study explores and compares the clinical outcomes and radiation protocol impacts of MRI-Conditional Tissue Expanders (MRI-CTE's) versus Traditional Tissue Expanders (TTE's) in postmastectomy breast reconstruction.

Complications* & Outcomes	MRI-CTE (Motiva) (%) N=161	TTE (Mentor & Allergan) (%) N=706
Hematoma	2 (1.2%)	8 (1.1%)
Seroma	3 (1.9%)	45 (6.4%)
Infection/Cellulitis	3 (1.9%)	44 (6.2%)
Malposition/Rotation	5 (3.1%)	26 (3.7%)
Mastectomy Skin Flap Necrosis	7 (4.3%)	50 (7.1%)
Mastectomy Skin Flap Necrosis Requiring Revision	2 (1.2%)	22 (3.1%)
TE Exposure	0 (0%)	4 (0.6%)
TE Removal with Immediate Replacement	1 (0.6%)	20 (2.8%)
TE Removal without Replacement	2 (1.2%)	12 (1.7%)
MRI Required During Expansion	3 (1.9%)	6 (0.8%)
TE Removal Due to MRI	0 (0%)	6 (0.8%)

*Complications were tracked from expander placement to either exchange to a permanent implant or expander loss/removal.

Clemens MW, Mitchell MP, Christensen JM, et al. MRI-Conditional Tissue Expanders in Breast Reconstruction: Clinical Outcomes and Radiation Therapy Implications. Plast Reconstr Surg. Published online February 11, 2025. doi:10.1097/PRS.000000000012029

• In cases requiring MR imaging, 0/3 patients in the Flora® cohort required explantation to safely undergo scanning, whereas 6/6 patients in the TTE cohort required prior device removal. • During radiation planning, the Flora® cohort required less artifact management, with a mean artifact diameter of 1cm compared to 4cm in the TTE group. This reduction enabled more accurate radiation delivery (up to 75%) minimizing underdosing of the target and overdosing of adjacent healthy tissue. • The Motiva Flora® cohort group had a significantly lower rate of infection/cellulitis compared to the TTE cohort (1.9% vs. 6.2%) and showed a trend toward lower rates of seroma (1.9% vs. 6.4%). Results Key Takeaways • Motiva Flora® SmoothSilk® Tissue Expander may contribute to improved clinical outcomes with fewer surgical interventions and enhanced precision in radiation treatment planning. • Motiva Flora® demonstrated enhanced surgical outcomes in addition to providing improved accuracy in radiation dose calculations. • Reduced manual interventions for artifact adjustment decrease time and also the potential for human error, enhancing the overall precision of radiation treatment delivery. Clemens MW, Mitchell MP, Christensen JM, et al. MRI-Conditional Tissue Expanders in Breast Reconstruction: Clinical Outcomes and Radiation Therapy Implications. Plast Reconstr Surg. Published online February 11, 2025. doi:10.1097/PRS.0000000000012029 Investors’ Day Dennis C. Hammond, MD

TE, ADM, and Fat Grafting Breast Reconstruction Preop Investors’ Day Dennis C. Hammond, MD

TE, ADM, and Fat Grafting Breast Reconstruction Intraop Investors’ Day Dennis C. Hammond, MD

TE, ADM, and Fat Grafting Breast Reconstruction Result Investors’ Day Dennis C. Hammond, MD

TE, ADM, and Fat Grafting Breast Reconstruction Result Investors’ Day Dennis C. Hammond, MD

Breast Reconstruction Result TE, ADM, and Fat Grafting Investors’ Day Dennis C. Hammond, MD

TE, ADM, and Fat Grafting Breast Reconstruction Result - Motiva SilkSurface® Breast Implant - 380 cc ERSD - Fat 40 cc bilaterally F/U 6 Months Investors’ Day Dennis C. Hammond, MD

TE, ADM, and Fat Grafting Breast Reconstruction Result - Motiva SilkSurface® Breast Implant - 380 cc ERSD - Fat 40 cc bilaterally F/U 6 Months Investors’ Day Dennis C. Hammond, MD

My Investigator Experience: Motiva® Implants in Breast Reconstruction Hansjörg Wyss Department of Plastic Surgery Professor of Plastic Surgery NYU Grossman School of MedicineNolan S. Karp, MD Investors’ Day Nolan S. Karp, MD

In the Past…. I used to spend a great amount of time lowering the bar in breast reconstruction Trying to set realistic expectations This was disappointing to the patient But, also disappointing to me Investors’ Day Nolan S. Karp, MD

I started to compare my Reconstructive results to my Aesthetic results Is it realistic for me to make my Reconstructive breast surgery goals and expectations the same as Aesthetic? The patients expect this in reality These are the pictures that they see in magazines We are plastic surgeons The patient expects perfection for both reconstructive and aesthetic cases Investors’ Day Nolan S. Karp, MD

Aesthetic/ Reconstructive: Which is which? Investors’ Day Nolan S. Karp, MD

The Goal in 2025 and Beyond: Make the reconstructed breast as good or better than the native breast Investors’ Day Nolan S. Karp, MD

The Problem! Breast implant technology has not kept up with patient and market expectations We were stuck with implants that have not materially changed in 30 years or longer Investors’ Day Nolan S. Karp, MD

Until Now Investors’ Day Nolan S. Karp, MD

Motiva® Implants Feel more natural When I enrolled patients in the FDA study, I asked them to close their eyes. I put a Motiva® implant in one hand and our usual reconstructive implant in the other. 95% of patients picked the Motiva® implant. Enrolling patients in the study was easy Besides feeling better, Motiva® implants ripple less and have very rare capsular contracture. In addition, I have not seen a single rupture. Investors’ Day Nolan S. Karp, MD

United States Breast Reconstruction Market Over 100,000 cases a year 85% are implant based Concentrated in high volume centers When the Motiva® implants are approved we will switch at my institution immediately, and I expect most other institutions will switch as well Investors’ Day Nolan S. Karp, MD

Sample cases Investors’ Day Nolan S. Karp, MD

Reconstructed with Motiva® RSF 315 cc implants in the subpectoral position Post-OpPre-0p 41 year old with right breast cancer Investors’ Day Nolan S. Karp, MD

Post-OpPre-0p 40 year old with right breast cancer Reconstructed with Motiva® ERSF 550 cc. in the prepectoral position Investors’ Day Nolan S. Karp, MD

33 year old with BRCA1 mutation had a staged Breast reduction followed by Prepectoral Direct Implant placement with Motiva® ERSF 550cc Post-OpPre-0p Investors’ Day Nolan S. Karp, MD

Conclusions • We did 60 cases of breast reconstruction with Motiva® implants with the longest f/u now 54 months. • We had no complications specifically related to the implants themselves • Our complication profile was typical for what one sees in the breast reconstruction patient population • The patient satisfaction has been very high. • There were no cases of revision surgery related to pain or discomfort attributed to the implants Investors’ Day Nolan S. Karp, MD

Thank you Professor of Plastic Surgery NYU Grossman School of MedicineNolan S. Karp, MD Investors’ Day Nolan S. Karp, MD

Investors’ Day Ben Newcott Panelists Dennis Hammond, M.D. Nolan Karp, M.D. US Breast Reconstruction Q&A 07

Innovation Pipeline Roberto De Mezerville 08 Investors’ Day Innovation Pipeline

Motiva® Minimally Invasive Platform Roberto de Mezerville 08.1 Breast Tissue Preservation Investors’ Day Breast Tissue Preservation

Motiva Kaplan-Meier (KM) Key Complications 2-5 year including MRI cohort Primary Augmentation (N=451) 2-year (95% CI) 3-year (95% CI) 4-year 95% CI 5-year 95% CI Capsular contracture (Baker Grade III/IV) 0.5% (N=2) 0.5% (N=2) 0.5% (N=2) 0.5% (N=2) Rupture, suspected or confirmed 0.6%(N=1) 0.6%(N=1) 0.6% (N=1) 0.6% (N=1) Breast pain 0.7% 0.7% 0.9% 1.2% Infection 0.9% 0.9% 0.9% 0.9% Implant removal, with or without replacement 1.6% 1.6% 1.8% 3.1% Any reoperation1 5.9% 6.6% 6.8% 8.8% Any complication2 8.4% 8.8% 9.6% 12.0% Real World Data US-FDA Core Study Investors’ Day 1. Any surgery on the breast or chest area, device or non-device related, including size change. 2. Any device or non-device related event, including reoperation. Data from 5-year is preliminary and does not reflect the final study results. Breast Tissue Preservation FDA Approval

1-4 Year Follow-Up 13 Studies 4,784 Patients Motiva Minimally Invasive PlatformInvestors’ Day Real World Data Independent Meta - Analysis

Investors' Day | Breast Tissue Preservation

Design **with a Purpose**

SmoothSilk®
4 µm Average Roughness




Women Lifestyle
Feeling and Geometry respecting surrounding breast tissue
Surface for faster healing
Immune response
Minimizing implant manipulation (no touch techniques)
Surgical Procedure
Minimizing scaring

T R U E M O N O B L O C + 32% higher elongation 23%+ Adaptability 45% Softer 60% higher performance B L U S E A L + Motiva Minimally Invasive PlatformInvestors’ Day

A Shell for Every Gel Shell Elongation Ergonomy Adaptability Softness Elongation Investors’ Day Breast Tissue Preservation

Our implant evolution Breast Tissue Preservation Platform Investors’ Day Breast Tissue Preservation

Motiva Minimally Invasive Technology Platform Investors’ Day The New Aesthetics Consumer Breast Tissue Preservation For the day-to-day Standardize Gluteal Enhancement Modeling Breast Tissue Preservation

Investors' Day | Breast Tissue Preservation

Motiva® Minimally Invasive

Technology Platform


Preservé

Motiva® SmoothSilk
Ergonomix
Ergonomix2


mia

Motiva® SmoothSilk
Ergonomix2 Diamond


GEM

Motiva® SmoothSilk
Ergonomix2 Gluteal Diamond



Motiva® Consultancy Implant Selection Set

Set of templates to guide the surgeon in selecting the Motiva Implant, under the consumers' breast boundaries.



Motiva® Pre-Op Marking Tool

Intended to act as an aid during the marking process.



Motiva® Channel Separator

Creates a tunnel to the opposite border of the breast pocket to allow for the insertion of the inflatable balloon.



Motiva® Tissue Separator

It separates the tissue, creating a pocket to allow the inflatable balloon to be inserted.



Motiva® Inflatable Balloon

Create a 3-dimensional breast pocket by an atraumatic controlled elongation of the breast tissue.



Motiva® Injector

Facilitate the injection of the Motiva® Implant during the minimally invasive procedure.



Motiva® Insertion Sleeve

Efficient deployment of the Motiva® Ergonomix2® with a "no-touch technique".

Investors’ Day Motiva Minimally Invasive Technology Platform The New Aesthetics Consumer Breast Tissue Preservation For the day-to-day Post Op Breast Tissue Preservation Courtesy of Dr Manuel Chacón Post Op

Investors’ Day Breast Tissue Preservation Breast Tissue Preservation Less invasive Surgery with Breast Tissue Preservation Minimally Invasive Experience with Breast Tissue Preservation • 1 to 2 cups up • No general anesthesia • No scars in the breast • Quick procedure and recovery • Up to 4 cups • With or without general anesthesia • Inframammary • Simple to more complex cases Traditional Breast Augmentation Leveraging Minimally Invasive Technologies to expand market opportunities

Investors’ Day Breast Tissue Preservation Mia Femtech Study Clinical Outcomes Primary Augmentation 1-year (N=100), 95% CI 2-year (N=100), 95% CI 3-year (N=100), 95% CI Capsular contracture (Baker Grade III/IV) 0.0% 0.0% 0.0% Rupture, suspected or confirmed* 0.0% 0.0% 0.0% Infection 0.0% 0.0% 0.0% Seroma 0.0% 0.0% 0.0% Hematoma 0.0% 0.0% 0.0% Rippling 0.0% 0.0% 0.0% Inferior malposition 0.0% 0.0% 0.0% Malposition/Displacement 1.0% 1.0% 1.0% Changes in Nipple Sensation 0.0% 0.0% 0.0% Changes in Breast Sensation 0.0% 0.0% 0.0% Any reoperation 0.0% 0.0% 1.0% Mia FemTech Kaplan-Meier Risk Complications Through 3-years (w/MRI Cohort) *Includes overall and MRI cohort (33 subjects/ 66 implants) combined. Establishment Labs, CLINR-001035. Fifth progress report for Minimally Invasive Breast Augmentation Traditional Feasibility Study (CLINP-001007). Data on file.

Motiva® Minimally Invasive Platform Roberto de Mezerville 08.3 GEM® Investors’ Day GEM

GEM® Gluteal Ergonomic Modeling GEM® Tissue Separator Balloon + Injector Post-Op Investors’ Day GEM

Pre-Op 6 Months GEM® Six Months Post-O Investors’ Day GEM

©2025 ESTABLISHMENT LABS. ALL RIGHTS RESERVED. New Generation for the Radio-Frequency Platform: •MR Conditional; no artifact effect outside of the implant •The Electronic Serial Number traceability feature •Passive device with no internal battery •With temperature sensor Investors’ Day GEM Zen® Technology Platform

Investors’ Day GLP-1s and Impacts on Plastic Surgery 09 Juan José Chacón-Quirós Panelists Sachin Sridharani, M.D. Johnny Franco, M.D.

Weight Loss Revolution Practice Integration Johnny Franco, MD FACS Johnny Franco, MD FACSInvestors’ Day

Weight Loss Revolution Roughly 2/3 Americans Are Overweight Or Obese Current pace (prior to GLP - 1): 80% of Americans would be obese by 2030 235 Million Americans are overweight or obese 45% of Americans Are Interested in a Weight Loss Drug 12% of America has or is taking GLP Medication Overweight In America Johnny Franco, MD FACSInvestors’ Day

Weight Loss Spend Patients in the office Continued Journey More then Skincare Ripple Effect Johnny Franco, MD FACSInvestors’ Day

Weight Loss Journey • GLP • Skin Laxity • Volume Loss • Weight Loss Surgery • Wellness • Energy Devices Johnny Franco, MD FACSInvestors’ Day

CaseInvestors’ Day

M Johnny Franco, MD FACSInvestors’ Day

Ozempification of Aesthetics • Young Patients • Weight Loss • New to Aesthetics • Evolving Needs • 20 - 30lbs Changes • Men Unique Patient Population • Modern Trends • Skin Laxity • Volume Issues • Combination Treatments • Unique Solutions • Pivotal Time New Challenges • Novel new technology • Enhance Surgical Results • Maintain Results • Future Treatments • Patient Journey Evolving Treatments Johnny Franco, MD FACSInvestors’ Day

Ozempification of Aesthetics Website 3 days National Media • Website • Social Media • Pop Culture Search Volume Johnny Franco, MD FACSInvestors’ Day

Search volume Johnny Franco, MD FACSInvestors’ Day

Aesthetic Naive Patients Johnny Franco, MD FACSInvestors’ Day

CaseInvestors’ Day Aesthetic Naive Patients https://www.mckinsey.com/industries/life-sciences/our-insights/glp-1s-are-boosting-demand-for-medical-aesthetics

Investors' Day | Johnny Franco, MD FACS

Thank you

Johnny Franco, MD FACS

@austinplasticsurgeon
jfranco@morebeautifulyou.com

www.austinplastsurgeon.com
Austin Texas

Sachin M. Shridharani, MD FACS Glp-1S & Impacts On Plastic Surgery Sachin M. Shridharani, MD FACSInvestors’ Day

Founder – LUXURGERY Associate Clinical Professor - Washington Univ. – St. Louis Division of Plastic and Reconstructive Surgery Chief Medical Officer - SkinSpirit Board-Certified Plastic Surgeon Sachin M. Shridharani, MD FACS Disclosure Holds advisory and consultancy roles with multiple aesthetic medicine companies including Allergan, Establishment Labs, Evolus, Galderma, Merz, Prollenium, Revance, and Tiger Sachin M. Shridharani, MD FACSInvestors’ Day

Patient vs. Customer vs. Client What’s the difference? Patient Customer Client Sachin M. Shridharani, MD FACSInvestors’ Day

The Treatment Phase Patient experience in the treatment room • Patient vulnerability • Milestone to create bond or lose patient - In-room photography - Luxury robes and hotel slippers - Music reflective of LUXURGERY - Cleanliness and clutter-free - Familiar and trusted faces/staff members Sachin M. Shridharani, MD FACSInvestors’ Day

The Emerging Role of Injectable Weight Loss Medications in Plastic Surgery: A Systematic Review • 16 RCTs included • Total:10,492 patients Global Concern Study Overview • > 650 mn adults obese; 1.9 bn overweight (WHO, 2016) • Obesity → multifactorial ds w/ serious health implications Sachin M. Shridharani, MD FACSInvestors’ Day

Key Findings Conclusion & Future Directions • Consistent weight loss observed (1.5 to 5 kg) • Most common AE: mild to mod GI symptoms • GLP-1s show promise for non-surgical weight loss • Further RCTs needed to assess combination therapies and identify optimal agents Sachin M. Shridharani, MD FACSInvestors’ Day The Emerging Role of Injectable Weight Loss Medications in Plastic Surgery: A Systematic Review

Investors' Day | Sachin M. Shridharani, MD FACS

B&A PICTURES

- Age: 38
- Procedure: Aug/Pexy
- Motiva® rnd 285cc HP
- Approx: 6 months



Before



After

Investors' Day | Sachin M. Shridharani, MD FACS

B&A PICTURES

- Age: 38
- Procedure: Aug/Pexy
- Motiva® rnd 285cc HP
- Approx: 6 months



Before



After

Investors' Day | Sachin M. Shridharani, MD FACS

B&A PICTURES

- Age: 38
- Procedure: Aug/Pexy
- Motiva® rnd 285cc HP
- Approx: 6 months



Before



After

Investors' Day | Sachin M. Shridharani, MD FACS

B&A PICTURES

- Age: 38
- Procedure: Aug/Pexy
- Motiva® rnd 285cc HP
- Approx: 6 months



Before



After

Summary • GLP-1s → weight loss results • Non-surgical approach to weight mgmt & improve outcomes • AE’s generally mild to moderate, mainly GI, & often resolve w/ dosage adjustment • Future research → identify ideal GLP-1 agents and assess combo therapies for enhanced efficacy • LUXURGERY client-focused aesthetic practice • Priority: experience and trust Sachin M. Shridharani, MD FACSInvestors’ Day

Thank you New York, New YorkSachin M. Shridharani, MD FACS Sachin M. Shridharani, MD FACSInvestors’ Day

Investors’ Day Investors’ Day Unlocking New Markets 10 Juan José Chacón-Quirós Panelists Mark Epstein, M.D. Anna Steve, M.D. Troy Pittman, M.D. Sachin Shridharani, M.D. Johnny Franco, M.D.

Investors’ Day Management Q&A 11 Peter Caldini Juan José Chacón-Quirós Raj Denhoy Jeff Ehrhardt